================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): January 6, 2006
                                                          ---------------

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


         Pennsylvania                   1-11152                 23-1882087
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)


781 Third Avenue, King of Prussia, Pennsylvania                 19406-1409
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01.        Other Events.

On January 6, 2006, the evidentiary hearing in the arbitration proceeding between InterDigital Communications Corporation, together with its wholly-owned subsidiary InterDigital Technology Corporation (ITC), and Samsung Electronics Co. Ltd. (Samsung) concluded. The arbitration relates to Samsung's royalty obligations on its worldwide sales of 2G GSM/TDMA and 2.5G GSM/GPRS/EDGE products under its existing patent license with ITC. The procedural schedule in the arbitration sets forth a timetable for filing post hearing briefs. Thereafter, absent a resolution by the parties, the Arbitral Tribunal will render a decision.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERDIGITAL COMMUNICATIONS CORPORATION


                                        By: /s/ Bruce Bernstein
                                            ------------------------------------
                                            Bruce Bernstein
                                            General Patent Counsel

Date:    January 9, 2006


                                       3